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                                   FIRST AMENDMENT
                                          TO
                               ACTIVE VOICE CORPORATION
                          1996 EMPLOYEE STOCK PURCHASE PLAN


    THIS FIRST AMENDMENT is adopted effective as of July 1, 1997 (the "Amendment Date"), by ACTIVE VOICE CORPORATION, a Washington corporation (the "Company").

                                       RECITALS

    A. The Company has adopted the Active Voice Corporation 1996 Employee Stock Purchase Plan (the "Plan").

    B.   The Company desires to amend the Plan in certain respects.

    NOW, THEREFORE, the Plan is hereby amended as follows:

    1. Clause (b) of Article 3 of the Plan is amended by replacing "20 hours" with "10 hours".

    2. Except as amended hereby, the Plan shall remain in full force and effect.

    IN WITNESS WHEREOF, this First Amendment has been executed as of the Amendment Date.

                                  ACTIVE VOICE CORPORATION



                              By          /s/ Robert L. Richmond
                                  ---------------------------------------------
                                  Robert L. Richmond, Chief Executive Officer